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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 31, 1998


                              INVACARE CORPORATION
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)


                                      OHIO
                                      ----
                 (State or Other Jurisdiction of Incorporation)



                0-12938                                  95-2680965
                ---------------------------------------------------
       (Commission File No.)                (IRS Employer Identification No.)



                  One Invacare Way, P.O. Box 4028, Elyria, Ohio
                  ---------------------------------------------
                    (Address of Principal Executive Offices)

                                     44036
                                     -----
                                   (Zip Code)

                                (440) 329-6000
                                --------------
              (Registrant's Telephone Number, Including Area Code)
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Item 5.  Other Events.

             Invacare Corporation issued a press release on March 31, 1998, a copy of which is filed as Exhibit 99.1

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             (c)  Exhibits.

99.1 Press  release of  Invacare  Corporation  dated as of March 31, 1998.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           INVACARE CORPORATION



                                           By /S/ Thomas R. Miklich
                                           ------------------------
                                           Thomas R. Miklich
                                           Chief Financial Officer


DATE:  March 31, 1998
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                          Investor Inquiries:       Thomas R. Miklich
                                                    Chief Financial Officer
NEWS RELEASE                                        (440) 329-6111



INVACARE FILES 1997 FORM 10K; REALLOCATES NONRECURRING CHARGE

ELYRIA, OH - (March 31, 1998) - Invacare Corporation (NASDAQ: IVCR), the world's leading manufacturer and distributor of home health care products and mobility products for people with disabilities today announced that it had filed its 1997
Annual Report on Form 10K that included the reallocation of part of the non-recurring and unusual charge reported in the third quarter to the fourth quarter. The charge was taken in connection with the acceleration of certain strategic initiatives and other items which are more fully described in the Form
10K. The company stated that the reallocation had no impact on the reported earnings per share results for the year ended December 31, 1997. The net impact of the reallocation of the charge was to increase third quarter diluted earnings per share by $.30 per share and reduce fourth quarter diluted earnings per share by $.30 per share. The company's condensed consolidated statement of earnings for 1997, as well as updated statements for the third and fourth quarters of 1997, are attached hereto.

The company also indicated that it is continuing to make progress as planned towards completion of all the facility consolidations previously announced, as well as other strategic initiatives it has undertaken.

Invacare's  headquarters  are in Elyria,  OH, with  manufacturing  plants in the
United  States,  Australia,   Canada,  Germany,  France,  Mexico,  New  Zealand,
Portugal, Switzerland and the United Kingdom. Products are distributed worldwide through more than 10,000  professional  home care  providers,  institutions  and retail outlets.

This  press  release  contains  forward-looking   statements  based  on  current
expectations  which are covered  under the "safe  harbor"  provision  within the
Private  Securities  Litigation  Reform Act of 1995.  Actual  results and events including  the  acceleration  of  certain  strategic  initiatives  for  which  a non-recurring  charge has been reported,  may differ from those anticipated as a result of risks and uncertainties which include, but are not limited to, pricing pressures  as a result  of the  impact  of the  consolidations  of  health  care customers  and  competitors  and  the  overall  economic,  market  and  industry conditions,  as well as the  risks  described  from  time to time in  Invacare's reports as filed with the Securities and Exchange Commission.


                                     (more)


INVACARE FILES 1997 FORM 10K; REALLOCATES NONRECURRING CHARGE - Page Four
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


                      INVACARE CORPORATION AND SUBSIDIARIES
                  CONDENSED CONSOLIDATED STATEMENT OF EARNINGS

                                              As Amended
                                             Third Quarter            Fourth Quarter                 Year
                                                 1997                      1997                      1997
                                         ----------------------    ----------------------     -------------------
Net Sales                                            $ 166,144                 $ 170,754                $653,414
Cost of Products Sold                                  116,574                   117,652                 455,036
                                         ----------------------    ----------------------     -------------------
   Gross Profit                                         49,570                    53,102                 198,378

Selling, General and
   Administrative Expense                               55,541                    38,610                 160,060
Non-recurring Unusual Items                             21,886                     7,975                  29,861
                                         ----------------------    ----------------------     -------------------

    Income from Operations                            (27,857)                     6,517                   8,457
Net Interest Income (Expense)                            (763)                     (921)                 (3,234)
                                         ----------------------    ----------------------     -------------------

Earnings Before Income Taxes                          (28,620)                     5,596                   5,223
Income Taxes                                           (9,560)                     2,210                   3,660
                                         ----------------------    ----------------------     -------------------

NET INCOME                                            (19,060)                     3,386                   1,563
                                         ======================    ======================     ===================

EARNINGS PER SHARE                                       (.64)                       .11                     .05
                                         ======================    ======================     ===================

Weighted Average Share
    Outstanding Assuming
    Dilution                                            29,580                    30,425                  30,374
                                         ======================    ======================     ===================

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